Other notes	12 Months Ended
Dec. 31, 2017
Additional information [abstract]
Other notes
Other notes
Capital management
Equity within the meaning of our capital management means invested capital. This consists of the reported equity and the Term Loans incurred less reported cash and cash equivalents.
The primary objective of the Group’s capital management is to ensure that it maintains an adequate credit rating and demonstrates an optimized cost structure to minimize cost of capital in order to support its business and maximize shareholder value, thereby safeguarding the Group’s ability to continue as a going concern. In order to achieve this overall objective, the Group’s capital management, amongst other things, observes its covenants in the credit agreement to ensure compliance with covenants at all times.
The capital management goals, guidelines and procedures as described in the following sections have remained unchanged since the Group commenced operations on July 29, 2011.
As at December 31, 2017 and 2016 invested capital consists of the following:

	Interest rate	Maturity	Comment	In EUR k
				As at Dec 31,
				2017	2016
Reported equity	N/A	N/A		83,262	52,882
Term Loans (see note (7.10(a)))	Interest after November 2017 repricing: EURIBOR / LIBOR (Floor 0.0%) plus 2.50% Margin.	July 25, 2024	1% minimum repayment / year; voluntary additional repayments	558,569
	Interest as at 31 December 2016: EURIBOR / LIBOR (Floor 0.75%) plus 3.00% Margin	July 25, 2021	1% minimum repayment / year; voluntary additional repayments		618,059
Cash and cash equivalents	N/A	N/A	N/A	(60,272)	(73,907)
Total invested capital				581,559	597,034
Additional disclosures on financial instruments
The income and expenses and gains and losses from financial instruments recognized in the income statement are presented as net items by measurement category as listed in IAS 39 Financial Instruments: Recognition and Measurement.

	In EUR k
	2017	2016	2015	2017	2016	2015
	Loans and receivables			Financial assets held for trading / Financial assets designated as hedging instruments
Income from the reversal of bad debt allowances	5,736	3,099	1,285	—	—	—
Income from the currency translation of monetary items	26,505	20,598	5,008	—	—	—
Income from the valuation of derivatives	—	—	—	404	217	2,202
Expenses from the currency translation of monetary items	(44,707)	(23,498)	(1,930)	—	—	—
Expenses from the valuation of derivatives	—	—	—	(980)	(999)	(2,247)
Expenses for bad debt allowances on trade receivables	(3,780)	(4,585)	(1,957)	—	—	—
Result from loans and receivables	370	157	1,577	—	—	—
Other interest-like income	374	514	368	—	—	—
Total	(15,502)	(3,715)	4,351	(576)	(782)	(45)

	In EUR k
	2017	2016	2015	2017	2016	2015
	Liabilities held for trading			Liabilities measured at amortized cost
Income from the currency translation of monetary items	—	—	—	12,834	3,878	—
Expenses from the currency translation of monetary items	—	—	—	—	—	(16,553)
Expenses from the valuation of derivatives	(3,683)	(11,549)	(7,315)	—	—	—
Interest expenses from loans	—	—	—	(24,415)	(33,567)	(41,174)
Other interest-like expenses	—	—	—	(2,453)	(1,847)	(1,088)
Total	(3,683)	(11,549)	(7,315)	(14,034)	(31,536)	(58,815)

The carrying amounts of the categories are presented in the measurement categories of IAS 39 Financial Instruments: Recognition and Measurement and are reconciled to the carrying amounts of the items in the statement of financial position. The table below shows a comparison of the carrying amount to the fair value of each financial asset and financial liability as at December 31, 2017 and 2016:

	In EUR k
	2017	2016	2017	2016
	Carrying amount		Fair value
Loans and receivables
Trade receivables	195,341	190,503	195,341	190,503
Loans	574	1,357	574	1,357
Miscellaneous financial assets	2,678	3,259	2,678	3,259
Cash and cash equivalents	60,272	73,907	60,272	73,907
Total	258,865	269,026	258,865	269,026

Financial assets held for trading
Receivables from derivatives	2,964	2,826	2,964	2,826

Total financial assets	261,829	271,852	261,829	271,852

Liabilities measured at amortized cost
Term loan	558,569	618,059	570,528	630,581
Local Bank Loan	10,433	—	10,433	—
Trade payables	141,436	122,913	141,436	122,913
Other financial liabilities	97	202	97	202
Total	710,535	741,174	722,494	753,696

Liabilities held for trading
Liabilities from derivatives	4,330	863	4,330	863
Total financial liabilities	714,865	742,037	726,824	754,559

The table below presents the allocation of the fair values to the fair value hierarchy levels (see note (2.5)    Significant accounting policies).

	In EUR k
	As at Dec 31,
	2017	2016	2017	2016	2017	2016
	Level 1		Level 2		Level 3
Financial assets measured at fair value
Receivables from derivatives	—	—	2,964	2,826	—	—
Financial liabilities measured at fair value
Liabilities from derivatives	—	—	4,330	863	—	—
Liabilities for which fair values are disclosed
Term loan	—	—	570,528	630,581	—	—
Local Bank Loan	—	—	10,433	—	—	—

The Group enters into derivative financial instruments with various counterparties, principally financial institutions with investment grade credit ratings. Derivatives valued using valuation techniques with market observable inputs are mainly foreign exchange forward contracts, commodity forward contracts and interest rate caps and swaps. The most frequently applied valuation techniques include forward pricing and swap models, using present value calculations. The models incorporate various inputs including the credit quality of counterparties, foreign exchange spot and forward rates, interest rate curves and forward rate curves of the underlying commodity. As at December 31, 2017, the fair value of derivative asset positions is net of a credit valuation adjustment attributable to derivative counterparty default risk.
The fair value of our Term Loans are estimated by discounting future cash flows using rates currently available for debt on similar terms, credit risk and remaining maturities, and compared against institutional quotes.
The following table shows a current and non-current classification for foreign currency derivatives, interest rate derivatives and commodity derivatives:

	As at Dec 31,
	2017	2016	2017	2016	2017	2016
	Total		Thereof current		Thereof non-current
	In EUR k
Receivables from foreign currency derivatives	559	271	559	271	—	—
Receivables from interest rate derivatives	2,207	1,022	—	—	2,207	1,022
Receivables from combined interest rate and foreign currency derivatives	—	205	—	—	—	205
Receivables from commodity derivatives	198	1,328	198	1,328	—	—
Total receivables from derivatives	2,964	2,826	757	1,599	2,207	1,227
Liabilities from foreign currency derivatives	749	—	749	—	—	—
Liabilities from interest rate derivatives	509	—	—	—	509	—
Liabilities from combined interest rate and foreign currency derivatives	3,047	—	—	—	3,047	—
Liabilities from commodity derivatives	25	863	25	863	—	—
Total liabilities from derivatives	4,330	863	774	863	3,556	—

Receivables from commodity derivatives and liabilities from commodities as at December 31, 2017 are designated to cash flow hedges in its entirety.
According to financial risk management goals (see note (9.3) Financial risk management) the group enters into derivatives. Depending on the impact on financial statements, the Group decides to account for foreign currency derivatives, interest rate derivatives and commodity derivatives as cash flow hedges if the criteria for hedge accounting are met.
In 2016 the Group has entered into commodity derivative agreements to hedge the price fluctuations of certain carbon black oil purchases and the related indexed sales which are designated as cash flow hedges to hedge the impact of raw material price fluctuations on cost of sales for specific sales. The effective portion of the change in fair value of the derivative is recorded in accumulated other comprehensive income until revenues and hence cost of sales are recorded for the specific sales. The agreements have a term of three months. Specific sales follow with a time delay of up to two months in which the cash flows are expected to occur and profit or loss will be affected. The amount recorded in other comprehensive income as of December 31, 2017 amount to EUR 82k and as of December 31, 2016 amount to EUR 752k net of tax. During the five months both cash flow impacts occur and effects are recycled through profit and loss. The amount recognized in other comprehensive income for the year ended December 31, 2015 was EUR nil.
In 2017, net expense of EUR 4,259k arising from the valuation of derivatives (in 2016 net income of EUR 218k and in 2015 net expense of EUR 3,414k) was included in the financial result and in 2017 net expenses/income of EUR 0k (EUR 14k and EUR 877k in 2016 and 2015) arising from the valuation of derivatives were included in the operating result.
In all periods presented, a total of nil unrealized losses/gains from cash flow hedges that had been recognized in other comprehensive income was reversed into finance result.
Financial risk management
Overview
The Group is exposed to the following risks as part of its normal business activities:
•    Market risk, consisting of interest rate risk, foreign currency risk and commodity risk
•    Liquidity risk
•    Credit risk
The Company’s corporate policy focuses primarily on limiting these risks for the Group’s business value and the operating performance to mitigate the impact on cash flow and earnings. For this purpose, the Company established a systematic financial and risk management system. All risks are managed centrally by Orion.

Derivative financial instruments are used to reduce risk. They fully relate to the corresponding underlying. In the area of foreign currency risk management, standard market products, such as forward exchange contracts, options and swaps, are used as well as a net investment hedge.
(a)    Market risk
Market risk can generally be divided into interest rate risk, foreign currency risk and commodity risk. Foreign currency risks arise on the procurement side through the purchase of raw materials and on the sales side through the sale of end products in currencies other than the functional currencies of the relevant Group companies and through payments of foreign currency debt.
The objective of foreign currency management is to hedge the operations of these companies against income fluctuations and cash flow fluctuations arising from foreign exchange rate changes in these currencies insofar as this is economically viable and practicable. Identified items are therefore fully hedged directly after initial recognition. Contrary effects from the offsetting of credit and debit items are taken into account in the process. Foreign exchange rate fluctuations and commodity price fluctuations resulting from trade are mostly passed through to customers.
Interest rate risk
Interest rate risk management aims to protect the consolidated profit or loss from negative effects from market interest rate fluctuations.
Both Euro and U.S. Dollar denominated tranches of the Term Loans, as well as the RCF have variable interest rates based on EURIBOR or LIBOR reference rates. The Term Loans include a floor at 0.00% per annum, i.e. the applicable minimum reference rates are set at 0.00% per annum. To reduce interest rate risk, the Group has entered into interest rate caps and a swap on August 28, 2014, September 2, 2014, November 10, 2017, and November 14, 2017 as indicated below:

In Currency k				Nominal Amount at Year End
Currency	Type	Strike/Rate	Start Date	Expiry Date	2017	2018	2019	2020	2021
EUR	Cap	1%	12/31/2014	3/31/2021	200,000	150,000	75,000	25,000	—
USD	Cap	2.5%	12/31/2014	3/31/2021	200,000	125,000	75,000	25,000	—
EUR	Cap	1%	12/29/2017	12/29/2021	100,000	150,000	225,000	250,000	—
USD	Cap	2.5%	12/29/2017	12/29/2021	75,000	150,000	170,000	225,000	—
EUR	Floored Swap	0.0%/1.16%	12/29/2021	7/25/2024	—	—	—	—	275,000
Total1)					529,300	529,300	504,286	483,455	275,000

1)USD/EUR exchange rate of 1.993
Cash flow hedges
The Group has designated, as of November 28, 2014 the entire interest rate caps entered in 2014 and denominated in EUR with an initial nominal amount of EUR 375m against the Term Loan tranches denominated in EUR with an initial nominal amount of EUR 399m, as well as the entire interest rate caps entered in 2014 and denominated in USD with an initial nominal amount of USD 350m against Term Loan tranches denominated in USD with an initial nominal amount of USD 358m with respect to quarterly interest payments exceeding a 3-months-EURIBOR rate of 1.0% and a 3-months-USD-LIBOR rate of 2.5% respectively. The Group has designated the entire interest rate caps and the interest rate swap at closing in November 2017 in the same manner. The Group has performed a hedge effectiveness test based on the critical terms match method (prospectively) and the dollar offset test (retrospectively), both on designation date and as of December 31, 2017, which confirmed hedge effectiveness.
The table below shows the sensitivity of the interest expense to changes in the interest rate, after the impact of hedge accounting. It shows the change resulting from a hypothetical fluctuation in the three-month EURIBOR and USD-LIBOR of 50 basis points (0.50%) as at December 31, 2017, 2016 and 2015 assuming that all other variables remain unchanged. Furthermore, changes in USD/EUR exchange rates would have an impact on our interest exposure and vice versa changes in interest rates would also have a related impacted on our foreign currency (USD) exposure, which is discussed below. The sensitivity analysis assumes that the hypothetical interest rate was valid and that the then existing revolving credit facilities were utilized in the full amount over the course of the entire year. The effect of this hypothetical change in the interest rate of the variable rate loan as well as a hypothetical change in interest rate of the revolving credit facilities on Orion’s consolidated profit or loss before taxes for the year ended December 31, 2017, 2016 and 2015 is as follows:

	As at Dec 31,
	2017		2016		2015
	Increase by 0.50%	Decrease by 0.50%	Increase by 0.50%	Decrease by 0.50%	Increase by 0.50%	Decrease by 0.50%
	In EUR k
Increase (decrease) in the interest expense	651	(94)	1,013	(622)	(633)	525
Increase (decrease) in income before taxes	(651)	94	(1,013)	622	633	(525)
Increase (decrease) in equity (Cash flow hedge reserve)	4,429	(2,821)	181	—	281	—
Increase (decrease) in total comprehensive income before taxes	3,778	(2,727)	(832)	622	914	(525)

As of December 31, 2017 no amounts have been drawn under the current RCF.
Foreign Currency risk
Foreign currency risks stem from future cash flows related to the capital service of the U.S. Dollar denominated Term Loan, from operating activities, and from net investments in foreign subsidiaries in connection with foreign exchange rate fluctuations.

To reduce the Group’s foreign currency exposure a portion of the U.S. Dollar denominated Term Loan is designated as hedge of the net investment in a foreign operation. Effective from January 1, 2015, U.S. Dollar 180 million was designated to cover foreign currency risks related to our U.S. business. The hedging amount is equal to the net equity amount as of December 31, 2014 of our affiliated U.S. companies. The net investment hedge accounted for an unrealized foreign exchange loss of EUR 1,238k, net of tax, in other comprehensive income. Furthermore a Cross Currency Swap with a nominal volume of USD 30,000k and a maturity in July 2021 was closed in January 2016. The swap reduces the foreign currency exposure of the U.S. Dollar denominated Term Loan. Notwithstanding a voluntary repayment of EUR 20 million and a scheduled repayment of 1% in 2017, the Euro-equivalent of the U.S. Dollar Term Loan decreased from EUR 285,558k to EUR 240,495k as a result of repayments and U.S. Dollar exchange rate fluctuation.
The table below shows the sensitivity with regard to the effect of a change in the USD/EUR exchange rate using the outstanding USD equivalent amount as of December 31, 2017 of EUR 240,495k less the designated net investment hedge of U.S. Dollar 180 million for the U.S. Dollar-denominated term loan. Furthermore, changes in interest rates would have an impact on our USD exposure and vice versa changes in USD/EUR currency rate would also have a related impact on our interest exposure which is discussed above.
A fluctuation of the USD/EUR exchange rate of 10% with other conditions remaining unchanged would have had the following effect on Orion’s consolidated profit or loss before taxes as at December 31, 2017, 2016 and 2015:

In EUR k	Value of the Euro in relation to the U.S. Dollar
	Increase by 10%	Decrease by 10%	Increase by 10%	Decrease by 10%	Increase by 10%	Decrease by 10%
	2017		2016		2015
FX gain / (FX loss) in finance result	8,219	(10,045)	10,436	(12,755)	12,240	(14,960)
Increase (decrease) in income before taxes	8,219	(10,045)	10,436	(12,755)	12,240	(14,960)
Increase (decrease) in equity (Reserve for hedges of a net investment in foreign operation)	13,644	(16,676)	15,524	(18,974)	15,030	(18,371)
Increase (decrease) in total comprehensive income before taxes	21,863	(26,721)	25,960	(31,729)	27,270	(33,331)

Commodity risk
Commodity risks arise from changes in the market prices of raw material purchases and the sale of end products and electricity.
Raw materials are purchased exclusively to cover own requirements.
The Group manages commodity risk centrally for all business units. It records procurement risks and defines effective measures to minimize risk.
As an example, price volatility is offset by means of price adjustment clauses in supply agreements with customers. The price risk mainly relates to the oil price, which significantly influences the purchase prices of the Group’s raw materials. If possible, this oil price effect is passed through on the sales side by way of appropriate price adjustment clauses. However, a time delay remains since the Group only makes price adjustments on certain deferred cut-off dates. The residual risk arising from this time delay is monitored continuously. Currently, there are derivative financial instruments utilized to minimize the risk from the time delay in the Korean business while risks in other regions were minimized significantly by reducing the time needed for price adjustments.
In addition to the change in the market prices of relevant raw materials and primary and intermediate products, their availability is an important factor. The Group endeavors to reduce purchasing risks on the procurement markets through worldwide purchasing activities and optimized processes for the purchase of additional raw materials.
(b)    Liquidity risk
Liquidity risk is managed centrally on the basis of the business plan that ensures that the funds required for financing the business operations and current and future investments in all group entities are available in a timely manner and in the currency required at optimal costs.
As part of the liquidity risk management process, the liquidity requirements for business operations, investing activities and other financing measures are analyzed and a liquidity plan is formulated.
Orion held the following liquid funds as at December 31, 2017 and 2016:
Cash and cash equivalents:                  EUR 60,272k and EUR 73,907k, respectively
Revolving credit facility, undrawn:    EUR 175,000k

The following tables show the residual terms of our Term Loan and its impact on our cash flows based on the agreed maturity date, the repayment schedule, and the total interest amounts. Implied three months EUR forward interest rates and implied USD forward interest rates starting on December 31, 2017 were used to calculate the repayment amounts.
As at December 31, 2017:

In EUR mill	2018	2019	2020	2021	Thereafter	Total
Debt:[1]
to third parties	7.0	7.0	7.0	7.0	542.6	570.5
Borrowing cost:[2]
to third parties	19.0	19.6	20.4	21.0	56.4	136.4
Total	26.0	26.5	27.3	28.0	599.0	707.0
1) USD/EUR of 1.1993 exchange rate assumed at the date of repayment
2) Interest denominated in U.S. Dollar is translated at a rate of USD/EUR of 1.1993
The following table shows the residual terms of our Term Loan and his impact on our cash flows based on their agreed maturity dates and the total interest and repayment amounts in the prior year:
As at December 31, 2016:

In EUR mill	2017	2018	2019	2020	Thereafter	Total
Debt:[1]
to third parties[2]	26.9	7.4	7.4	7.4	581.5	630.6
Borrowing cost:[3]
to third parties	24.3	25.5	26.1	26.4	21.5	123.9
Total	51.2	32.9	33.5	33.8	603.0	754.5
1) USD/EUR of 1.0541 exchange rate is assumed at the date of repayment
2) Includes EUR 20m voluntary debt repayment voluntarily in January 2017
3) Interest denominated in U.S. Dollar is translated at a rate of USD/EUR of 1.0541

(c)    Credit risk
Our maximum credit risk equals to the total carrying amount of our financial assets.
For the purpose of credit risk management, credit risks are divided into three categories and treated according to their specific features:
•Credit risks for debtors,
•country risks and
•credit risks at financing partners.
The Group manages credit risks centrally for all business units.
A comprehensive internal limit system is used to analyze and monitor debtor credit risk on an ongoing basis.
Export orders are subjected to an additional political risk (country risk) analysis, producing an overall risk made up of political and economic risks. Deliveries to customers based in countries with high risk are generally covered by letters of credit or a credit insurance. As at December 31, 2017, 44 customers owed Orion more than EUR 1m each, which accounted for 53% (prior year: 37 customers accounting for 56%) of outstanding receivables. Three customers had outstanding accounts of more than EUR 5m, representing 11% (prior year: three customers representing 17%) of total receivables.
Due to the variety of transactions and the large number of customers, there are no significant risk concentrations.
For financing partners, a specific limit for each risk type (money market, capital market and derivatives) is utilized.
As part of the credit analysis, maximum limits are set for each contracting partner. To this end, the Company uses ratings of international rating agencies and its own internal credit checks.

The following table shows the reconciliation and evaluation of changes in liabilities arising from financing activities, for both periods 2017 and 2016.

In EUR k	As at Jan 1, 2016	Cash flows (w/o interest payments)	Transfer	FX movement P&L	FX movement OCI	Other	As at Dec 31, 2016
Term loan	650,564	(41,976)	(4,526)	3,538	5,427	505	613,533
Liabilities under finance leases	218	(102)	—	—	—	10	126
Non-current liabilities from financing activities	650,782	(42,078)	(4,526)	3,538	5,427	516	613,659
Current interest-bearing liabilities	4,525	(7,259)	4,526	(20)	—	2,754	4,526
Current liabilities under finance leases	62	—	—	—	—	4	67
Current liabilities from financing activities	4,587	(7,259)	4,526	(20)	—	2,758	4,593
Total	655,369	(49,337)	—	3,518	5,427	3,274	618,252

In EUR k	As at Jan 1, 2017	Cash flows (w/o interest payments)	Transfer	FX movment P&L	FX movement OCI	Other	As at Dec 31, 2017
Term loan	613,533	(22,402)	(5,007)	(12,533)	(20,674)	644	553,562
Local bank loans	—	9,995	—	—	423	—	10,418
Liabilities under finance leases	126	(88)	—	—	—	8	45
Non-current liabilities from financing activities	613,659	(12,495)	(5,007)	(12,533)	(20,251)	651	564,025
Current interest-bearing liabilities	4,526	(7,112)	5,007	(275)	—	2,876	5,022
Current liabilities under finance leases	67	(21)	—	—	—	—	46
Financing related derivatives	—	—	—	—	—	3,555	3,555
Current liabilities from financing activities	4,593	(7,133)	5,007	(275)	—	6,431	8,622
Total	618,252	(19,628)	—	(12,807)	(20,251)	7,083	572,648

Financing related derivatives contain a floored cross-currency swap as well as of a floored forward interest rate swap in 2017. Other changes mainly consist of the release of transaction costs in the reporting period and fair value changes with regard to the financing related derivatives.
Related parties
Related parties include one joint venture of Orion that is accounted for using the equity method. Until December 8, 2017 Kinove Holdings and a co-investor as former majority shareholders of Orion Engineered Carbons S.A. and the shareholders of Kinove Holdings were related parties. In a series of secondary public offerings in 2017 Kinove Holdings and the co-investor sold their entire shareholdings in Orion Engineered Carbons S.A. to public shareholders. Therefore Kinove Holdings, the co-investor and the shareholders of Kinove Holdings are unrelated to Orion as of December 9, 2017.
Related parties include key management personnel having authority and responsibility for planning, directing and monitoring the activities of the Group directly or indirectly and their close family members.
Since the beginning of 2012, certain members of the administrative board, corporate management and senior management (the co-invested managers) have acquired shares on the basis of a co-investment program (CIP) of Kinove Luxembourg Coinvest S.C.A. which held 10% of the shares in Orion Engineered Carbons S.A which were fully sold in connection with the series of secondary public offerings in 2017 to public shareholders. The CIP qualified as an equity settled share-based payment plan because the terms and conditions under which the participating managers acquired the shares include defined lock-up periods and neither Orion Engineered Carbons S.A. nor any other group entity had an obligation to settle the share-based payment. No expenses were recognized in profit or loss as consideration for the services received by the co-invested managers.
Expenses for remuneration to key management personnel amounted to EUR 13,454k, EUR 9,525k and EUR 6,052k respectively, for the years ended December 31, 2017, 2016 and 2015 and comprised - except for the pension benefits and the share-based payments - exclusively short-term benefits. The following table presents compensation, including social security costs, pension expenses and other personnel expenses for the years 2015 through 2017:

	In EUR k
	Years ended Dec 31,
	2017	2016	2015
Wages & salaries	5,886	5,458	4,253
Social security costs	140	128	114
Pension expenses	498	443	357
Other personnel expenses	757	782	421
Share based payments	6,173	2,714	907
Total	13,454	9,525	6,052

In the normal course of business Orion from time to time receives services from, or sells products to, other related unconsolidated parties, in transactions that are either not material or approved in accordance with our Related Party Transaction Approval Policy. In addition, Orion purchased carbon black products for retail from the DGW KG joint venture for an aggregate amount of EUR 70,169k (2016 and 2015 EUR 52,194k and EUR 58,368k). Payables to DGW KG amount to EUR 16,352k at year end (Prior year: EUR 10,353k). Sales and service provided to DGW KG in year ended December 31, 2017, 2016 and 2015 amounted to EUR 2,325k, EUR 2,428k and EUR 2,453k. Receivables from DGW KG at December 31, 2017and 2016 were EUR 448k and EUR 214k.
Contingent liabilities and other financial obligations
As at December 31, 2017 and 2016 contingent liabilities and other financial obligations break down as follows:
The nominal amounts of obligations from future minimum lease payments for assets leased under operating lease agreements have the following maturity:

Maturity	In EUR k
	As at Dec 31,
	2017	2016
Less than one year	4,404	4,058
1 to 2 years	5,927	2,853
2 to 3 years	5,476	2,752
3 to 4 years	1,241	2,339
4 to 5 years	1,088	2,402
More than 5 years	9,635	6,181
Total	27,771	20,585

To safeguard the supply of raw materials, contractual purchase commitments under long-term supply agreements for raw materials, especially oil and gas, are in place with the following maturities:

Maturity	In EUR k
	As at Dec 31,
	2017	2016
Less than one year	91,059	147,857
1 to 5 years	197,314	227,074
More than 5 years	0	38,435
Total	288,373	413,366

EPA Action

During 2008 and 2009, the U.S. Environmental Protection Agency (“EPA”) contacted all U.S. carbon black producers as part of an industry-wide EPA initiative, requesting extensive and comprehensive information under Section 114 of the U.S. Clean Air Act, to determine, for each facility, that either: (i) the facility has been in compliance with the Clean Air Act; (ii) violations have occurred and enforcement litigation may be undertaken; or (iii) violations have occurred and a settlement of an enforcement case is appropriate. In response to information requests received by the Company’s U.S. facilities, the Company furnished information to the EPA on each of its U.S. facilities. The Company’s Belpre (Ohio) facility was an initial subject of these investigations and received notices under Section 113(a) of the Clean Air Act from the EPA in 2010 alleging violations of Prevention of Significant Deterioration (“PSD”) and Title V permitting requirements under the Clean Air Act. In October 2012, the Company received a corresponding notice and finding of violation (an “NOV”) alleging the failure to obtain PSD and Title V permits reflecting Best Available Control Technology (“BACT”) at several units of the Company’s Ivanhoe (Louisiana) facility. In January 2013 the Company also received an NOV issued by the EPA for its facility in Borger (Texas) alleging the failure to obtain PSD and Title V permits reflecting BACT during the years 1996 to 2008. The Company received a comparable NOV from the EPA for the Company’s U.S. facility in Orange (Texas) in February 2013; and an NOV in March 2016 alleging more recent non-PSD air emissions violations primarily at the dryers and the incinerator of the Orange facility.

In November 2013, Orion began discussions with the EPA and the U.S. Department of Justice (“DOJ”) about a potential settlement to resolve the NOVs. On December 22, 2017, a consent decree between Orion Engineered Carbons LLC (“Orion”) and the United States (on behalf of EPA), as well as the Louisiana Department of Environmental Quality, was lodged in the U.S. District Court for the Western District of Louisiana. Once the consent decree is entered by the court, it will resolve and settle the EPA’s claims of noncompliance set forth in the NOVs and in a respective complaint filed in court by the United States that same day. All five U.S. carbon black producers have settled with the U.S. government. Orion was one of the two last carbon black companies to sign a consent decree.

Under its consent decree, Orion will install certain pollution control technology in order to further reduce SO2, NOx and particulate matter (PM) emissions at its four U.S. manufacturing facilities in Ivanhoe (Louisiana), Belpre (Ohio), Borger (Texas), and Orange (Texas). Orion estimates that the capital expenditures for these installments, to be incurred over approximately six years, are U.S. Dollar 110 to140 million. Orion also agreed to pay a civil penalty of $800,000 and to perform environmental mitigation projects totaling $550,000. The penalty and mitigation project costs are in line with the respective reserves already established by the Company for this purpose. The consent decree also requires the continuous monitoring of emissions reductions by the ÈPA that Orion will need to comply with over a number of years. Noncompliance with applicable emissions limits would lead to further penalty payments to EPA.
We caution, however, that the actual capital expenditures we might need to incur in order to fulfill the requirements of the consent decree remain uncertain. In particular, the consent decree allows some flexibility in both locations and technology solutions. The solutions we choose to implement may differ in scope and operation from those we currently anticipate and factors, such as timing, locations, target levels and local regulations, could also make capital expenditures different from what we currently estimate.

Orion’s agreement with Evonik in connection with the Acquisition provides for a partial indemnity from Evonik against various exposures, including, but not limited to, capital investments, fines and costs arising in connection with Clean Air Act violations that occurred prior to July 29, 2011. Except for certain relatively less relevant allegations contained in the second NOV received for the Company’s facility in Orange (Texas) in March 2016, all of the other allegations made by the EPA with regard to all four of the Company’s U.S. facilities - as discussed above - relate to alleged violations before July 29, 2011. The indemnity provides for a recovery from Evonik of a share of the costs (including fines), expenses (including reasonable attorney’s fees, but excluding costs for maintenance and control in the ordinary course of business and any internal cost of monitoring the remedy), liabilities, damages and losses suffered and is subject to various contractual provisions including provisions set forth in the Share Purchase Agreement with Evonik, such as a de minimis clause, a basket, overall caps (which apply to all covered exposures and all covered environmental exposures, in the aggregate), damage mitigation and cooperating requirements, as well as a statute of limitations provision. Due to the cost-sharing and cap provisions in Evonik’s indemnity, the Company expects that substantial costs it will incur in this EPA enforcement initiative and its respective settlement could exceed the scope of the indemnity, perhaps in the tens of millions of Euros. In addition, Evonik has signaled that it may likely defend itself against claims under the indemnity; while the Company intends to enforce its rights vigorously, there is no assurance that the Company will be able to recover costs or expenditures incurred under the indemnity as it expects or at all.

Pledges and guarantees
The following group companies jointly and severally declared a first ranking pledge over the collection of assets in separate agreements for the lenders of the Term Loans and the RCF on July 25, 2014:

•	Orion Engineered Carbons Holdco S. A. S.

•	Orion Engineered Carbons S. A. S.

•	Orion Engineered Carbons Holdings GmbH

•	Orion Engineered Carbons Bondco GmbH

•	Orion Engineered Carbons GmbH

•	Orion Engineered Carbons International GmbH

•	Orion Engineered Carbons Holdco S. r. l.

•	Orion Engineered Carbons S. r. l.

•	Orion Engineered Carbons Korea Co.,Ltd.

•	Orion Engineered Carbons Co.,Ltd.

•	Orion Engineered Carbons S.A.

•	Orion Engineered Carbons sp. z o.o.

•	Orion Engineered Carbons Holdco AB

•	Norcarb Engineered Carbons AB

•	Orion Engineered Carbons USA Holdco LLC

•	Orion Engineered Carbons LLC
The pledge serves as collateral for claims arising under the finance documents, including the credit agreement dated July 25, 2014 as amended from time to time. The current principal amounts of the outstanding term loans under the Credit Agreement are USD 288 million(U.S. Dollar Term Loan), and EUR 320 million (Euro Term Loan).
As at December 31, 2017 Orion Engineered Carbons GmbH has four guarantees issued by Euler Hermes S.A. with a total volume of EUR 17,588k (in prior year three guarantees by Euler Hermes S.A. of EUR 14,598k); one guarantee insurance issued by Deutsche Bank AG with a volume of EUR 2,000k (in prior year one guarantee issued by HSBC AG with a volume of EUR 2,000k). In addition there is cash collateral provided by Norcarb Engineered Carbons AB of EUR 30k. None of these guarantees reduce the possible utilization limit of the current RCF.